SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 29, 2009

                                 Cox Radio, Inc.

                 ----------------------------------------------

             (Exact name of registrant as specified in its charter)


    Delaware                        1-12187                    58-1620022
 ----------------               ---------------             ----------------
 (State or other                  (Commission              (I.R.S. Employer
  jurisdiction of                  File Number)             Identification No.)
  incorporation)


               6205 Peachtree Dunwoody Road
                     Atlanta, Georgia                              30328
     --------------------------------------------------        ------------
         (Address of principal executive offices)                (Zip Code)


                                 (678) 645-0000
                             -----------------------
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
      Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
      Exchange Act (17 CFR 240.13e-4(c))

Item 7.01   Regulation FD Disclosure.

On May 29, 2009, Cox Enterprises, Inc. announced the consummation of our merger with CXR Acquisition, Inc., an indirect wholly-owned subsidiary of Cox Enterprises, effective as of May 29, 2009, in which we continued as the surviving corporation and became an indirect, wholly-owned subsidiary of Cox Enterprises. A copy of the press release is attached hereto as Exhibit 99.1, and the contents are incorporated herein by reference.

The information furnished herein pursuant to Item 7.01 and Exhibit 99.1 of this report shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liability of that section, except if we specifically incorporate it by reference into a filing under the Securities Act of 1933, as amended, or the Exchange Act.


Item 9.01   Financial Statements and Exhibits.

(a) Not applicable.

(b) Not applicable.

(c) Not applicable.

(d) Exhibit:

         99.1  Press release dated May 29, 2009 (furnished pursuant to
               Item 7.01 of Form 8-K).

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  COX RADIO, INC.


Date:  May 29, 2009               By: /s/  Andrew A. Merdek
                                      -----------------------------------
                                      Name:  Andrew A. Merdek
                                      Title: Secretary

                                                                  Exhibit 99.1


[Cox Enterprises Logo]                                                     NEWS
===============================================================================

         Cox Enterprises, Inc. Completes Acquisition of Cox Radio, Inc.

ATLANTA, May 29, 2009 - Cox Enterprises, Inc. announced today that its wholly-owned subsidiary, Cox Media Group, Inc., has completed its acquisition of Cox Radio pursuant to a short-form merger in which Cox Radio became an indirect, wholly-owned subsidiary of Cox Enterprises following the successful completion of its tender offer, which expired on Tuesday, May 19, 2009.

As a result of the merger, any outstanding shares of Class A common stock not purchased in the tender offer, other than those as to which appraisal rights are perfected and shares owned by Cox Media Group or held by Cox Radio in treasury, were converted into the right to receive $4.80 per share in cash, without interest. American Stock Transfer & Trust Company, as exchange agent for the merger, will mail to non-tendering stockholders materials to advise them of their rights and facilitate receipt of payment for their Cox Radio shares. We have been advised that trading in Cox Radio shares on the New York Stock Exchange will be suspended prior to the market opening on Monday, June 1st.

About Cox Enterprises (www.coxenterprises.com)
Cox Enterprises, Inc. is a leading communications, media and automotive services company. With revenues exceeding $15 billion and more than 77,000 employees, the company's major operating subsidiaries include Cox Communications, Inc. (cable television distribution, telephone, high-speed Internet access, commercial telecommunications, advertising solutions and the Travel Channel); Manheim, Inc. (vehicle auctions, repair and certification services and web-based technology products); Cox Media Group, Inc. (television stations, digital media, newspapers, advertising sales rep firms and Cox Radio, Inc.); and AutoTrader.com (online automotive classifieds and related publications). Additionally, Cox's Internet operations include Kudzu.com and Adify Corporation, a unit of Cox TMI, Inc.

                                                       # # #


Media Contact:                                    Investor Contact:
Bobby Amirshahi                                   Richard Jacobson
(678) 645-4518                                    (678) 645-0111
bobby.amirshahi@coxinc.com                        richard.jacobson@coxinc.com